UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

ENERGY VAULT HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70903-P25464 ENERGY VAULT HOLDINGS, INC. 4165 EAST THOUSAND OAKS BLVD, SUITE 100 WESTLAKE VILLAGE, CA 93162 ENERGY VAULT HOLDINGS, INC. 2025 Annual Meeting Vote by May 29, 2025 11:59 PM ET You invested in ENERGY VAULT HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 30, 2025. Vote Virtually at the Meeting* May 30, 2025 12:00 PM ET Virtually at: www.virtualshareholdermeeting.com/NRGV2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting to receive proxy materials in printed form by mail prior to May 16, 2025, or electronically by email on an ongoing basis by going to www.proxyvote.com and following the instructions or calling 1-800-579-1639, or send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V70904-P25464 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I members of the Board of Directors. For Nominees: 01) Larry Paulson 02) Mary Beth Mandanas 2. Ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2025. For